Definition of Terms in Fund Name	Jul. 23, 2026
Fund Name Disclosure [Line Items]
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objectives.

The Trust seeks income, with limited capital appreciation as a secondary objective. Under normal circumstances, the Trust will invest at least 80% of its assets in companies with exposure to commodities through participation in the agriculture, energy or materials sectors (“Commodities Companies”). Under normal circumstances, the Trust’s exposure to non-U.S. securities will be at least 40% of its net assets. The Trust is concentrated (i.e., invests 25% or more of Trust assets) in common stocks of companies within each of the energy and materials sectors.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Illustrative Market Scenarios.

Stock prices increase above the LEAPS’® exercise price: If the market price of a Common Stock held by the Trust is greater than its Strike Price, the Trust will not participate in any appreciation in that Common Stock above the Strike Price because it is expected that the holder of the related LEAPS® will exercise its right to purchase that Common Stock from the Trust at the Strike Price. Profits are limited to the premium income received from writing the LEAPS®, dividends received from the Common Stocks before the date the option to purchase is exercised, interest received from the U.S. Treasury Obligations, plus the difference between each Common Stock’s initial price and their strike price. The Trust will forgo any dividends paid on the Common Stocks after the date the option to purchase is exercised and any gain in the underlying stock price after the stock is sold. It is important to note that writing covered calls limits the appreciation potential of the underlying Common Stocks.

Stock prices remain stable or increase to a level below the LEAPS’® exercise price: If the market price of a Common Stock held by the Trust remains stable or increases in value but fails to appreciate to a price equal to the related Strike Price, it is expected that the LEAPS® will terminate without being exercised, and the Trust, in connection with its termination, will liquidate the Common Stock at its then current market value. Profits are limited to the premium income received from writing the LEAPS®, plus capital appreciation and dividends from the Common Stocks, if any, as well as interest received from the U.S. Treasury Obligations.

Stock prices decrease: If the market price of a Common Stock held by the Trust decreases, it is expected that the LEAPS® will terminate without being exercised, and the Trust, in connection with its termination, will liquidate the Common Stock at its then current market value, which will be less than the value on the Initial Date of Deposit. However, the premium income received from writing the LEAPS® lowers the break-even point on the Common Stocks (i.e., the point at which the market price is equal to the original cost) by effectively reducing the Common Stocks’ original cost. Losses from the decrease in value of the Common Stocks are limited by the premium income received from the LEAPS®, dividends received from the Common Stocks and interest received from the U.S. Treasury Obligations.

The Strike Price for a Common Stock held by the Trust will be adjusted downward (but not below zero) upon certain extraordinary distributions made by the issuers of the Common Stocks to Unit holders before the LEAPS’® expiration triggered by certain corporate events affecting such Common Stock. For each market scenario, a downward adjustment to the Strike Price for a Common Stock will have the effect of reducing the equity appreciation that a Unit holder may receive. See “Risk Factors—LEAPS®.”

While not a part of the Trust’s portfolio selection process, the Trust also invests in companies with various market capitalizations.

As with any similar investment, there can be no guarantee that the objectives of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.